UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2019

CHEMOCENTRYX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35420	94-3254365
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Maude Avenue, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 210-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On November 25, 2019, ChemoCentryx, Inc. (the “Company”) and Vifor Fresenius Medical Care Renal Pharma Ltd., a company of Vifor Pharma Group, issued a press release announcing results from the pivotal Phase III trial, the ADVOCATE study, investigating avacopan, an orally administered selective complement 5a receptor inhibitor, in patients with anti-neutrophil cytoplasmic autoantibody associated vasculitis. This global study, in which a total of 331 patients with acute ANCA vasculitis were enrolled, met both of its primary endpoints, disease remission at 26 weeks and sustained remission at 52 weeks, as assessed by the Birmingham Vasculitis Activity Score, or BVAS. Remission was defined as a BVAS score of zero and being off glucocorticoid treatment for ANCA vasculitis for at least the preceding four weeks. The pre-specified primary endpoints were remission of acute vasculitis activity at week 26 and sustained remission at week 52, where avacopan therapy was at least statistically non-inferior to the currently used glucocorticoid-containing standard of care (glucocorticoid SOC). The two primary endpoints were tested sequentially using a gatekeeping procedure to preserve the Type I error.

BVAS remission at week 26 was achieved in 72.3% of the avacopan treated subjects vs. 70.1% of subjects in the glucocorticoid SOC control group (p<0.0001 for non-inferiority). Sustained remission at 52 weeks was observed in 65.7% of the avacopan treated subjects vs. 54.9% in the glucocorticoid SOC control group, achieving both non-inferiority and superiority to glucocorticoid SOC (p=0.0066 for superiority of avacopan). Reduction in overall burden of disease management and improvement in quality of life was also demonstrated through key secondary endpoints, including improved kidney function and reduction of adverse events and illnesses associated with steroids. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Item 8.01 Other Events

On November 25, 2019, ChemoCentryx, Inc. (the “Company”) and Vifor Fresenius Medical Care Renal Pharma Ltd., a company of Vifor Pharma Group, issued a press release announcing results from the pivotal Phase III trial, the ADVOCATE study, investigating avacopan, an orally administered selective complement 5a receptor inhibitor, in patients with anti-neutrophil cytoplasmic autoantibody associated vasculitis. This global study, in which a total of 331 patients with acute ANCA vasculitis were enrolled, met both of its primary endpoints, disease remission at 26 weeks and sustained remission at 52 weeks, as assessed by the Birmingham Vasculitis Activity Score, or BVAS. Remission was defined as a BVAS score of zero and being off glucocorticoid treatment for ANCA vasculitis for at least the preceding four weeks. The pre-specified primary endpoints were remission of acute vasculitis activity at week 26 and sustained remission at week 52, where avacopan therapy was at least statistically non-inferior to the currently used glucocorticoid-containing standard of care (glucocorticoid SOC). The two primary endpoints were tested sequentially using a gatekeeping procedure to preserve the Type I error.

BVAS remission at week 26 was achieved in 72.3% of the avacopan treated subjects vs. 70.1% of subjects in the glucocorticoid SOC control group (p<0.0001 for non-inferiority). Sustained remission at 52 weeks was observed in 65.7% of the avacopan treated subjects vs. 54.9% in the glucocorticoid SOC control group, achieving both non-inferiority and superiority to glucocorticoid SOC (p=0.0066 for superiority of avacopan).

Importantly, subjects who received avacopan experienced additional benefits compared to those in the glucocorticoid SOC control group. These benefits, assessed as pre-specified secondary endpoints, include:

1.	Significant reduction in glucocorticoid-related toxicity

•	In the Glucocorticoid Toxicity Index (GTI version 2), the avacopan therapy arm vs. the glucocorticoid SOC control group was statistically significantly improved for:

•	The GTI Cumulative Worsening Score: avacopan therapy 39.7 vs. 56.6 for glucocorticoid SOC (p = 0.0002 for avacopan superiority), and for

•	The GTI Aggregate Improvement Score: avacopan therapy 11.2 vs. 23.4 for glucocorticoid SOC (p = 0.0082 for avacopan superiority).

•

Other measures of glucocorticoid-related adverse event assessments (i.e., those based on EULAR-recommended adverse event terms and those based on Investigator Assessment of causality) also showed statistically significantly fewer events in the avacopan therapy arm vs. the glucocorticoid SOC control group.

2.	Significant improvement in kidney function in patients with renal disease

•

The avacopan group exhibited a statistically significant improvement in estimated glomerular filtration rate (eGFR) from baseline to week 26, and also to week 52 compared to the glucocorticoid SOC control group:

•	Mean change from baseline to week 26 in eGFR: avacopan treated subjects had an increase of 5.8 mL/min/1.73[2] vs. an increase of 2.8 mL/min/1.73[2] in the glucocorticoid SOC control group (p=0.0413).

•

Mean change from baseline to week 52 in eGFR: avacopan treated subjects had an increase of 7.3 mL/min/1.73[2] vs. an increase in eGFR of 4.0 mL/min/1.73[2] in the glucocorticoid SOC control group (p=0.0259).

3.	Improvements in health-related quality of life metrics

•	The avacopan group demonstrated statistically significant improvements in the majority of domains measured by the validated quality of life instrument SF-36 version 2 at week 26 or 52.

•	The avacopan group reported statistically significantly better outcomes on the EuroQOL-5D-5L instrument (both Visual Analogue Scale and EQ Index).

The topline safety results revealed an acceptable safety profile in this serious and life threatening disease, with fewer subjects having serious adverse events (SAEs) in the avacopan group than in the glucocorticoid SOC control group (42% vs. 45%, respectively). Most reported SAEs were related to underlying ANCA disease and commensurate with rates in previously published ANCA trials. There were fewer subjects with serious infections in the avacopan group than the glucocorticoid SOC control group. A full analysis of the data is underway and expanded results are expected to be announced in the coming weeks.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release Issued by ChemoCentryx, Inc., dated November 25, 2019.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements in this Current Report on Form 8-K that are not purely historical are forward-looking statements. Such forward-looking statements include statements regarding when avacopan ANCA vasculitis NDA and MAA regulatory filings with the FDA and EMA, respectively, will be submitted, , whether such regulatory submissions will be validated by the FDA and EMA, the timing of publication or presentation of additional data from the ADVOCATE trial and whether avacopan will be approved for full marketing approval by the FDA and EMA. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, risks and uncertainties in the Company’s business, including those risks described in the Company’s periodic reports it files with the Securities and Exchange Commission (“SEC”). These forward-looking statements are made as of the date hereof, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents the Company files with the SEC available at www.sec.gov, including without limitation the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed on March 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOCENTRYX, INC.
Date: November 25, 2019

	By:	/s/ Susan M. Kanaya
	Name:	Susan M. Kanaya
	Title:	Executive Vice President, Chief Financial and Administrative Officer and Secretary